                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement           / / Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         INTERLINQ SOFTWARE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO]

INTERLINQ SOFTWARE CORPORATION
11255 KIRKLAND WAY
KIRKLAND, WASHINGTON  98033
_______________________________________________________________________________

                                                                 October 6, 1997




           DEAR FELLOW SHAREHOLDER:

           It is our pleasure to invite you to attend the 1997 Annual Meeting of Shareholders. This year's Annual Meeting will be held on November 5, 1997, at 3:00 p.m., Pacific Standard Time, in the Conference Room at the INTERLINQ corporate headquarters, 11255 Kirkland Way, Kirkland, Washington 98033.

           Details of the business to be conducted at the Annual Meeting are set forth in the enclosed Notice of Annual Meeting of Shareholders and the Proxy Statement.

           It is important that your shares be represented at the Annual Meeting. Accordingly, whether or not you plan to attend the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card, and return it in the envelope provided.

           We look forward to greeting personally those shareholders who are able to attend.


                                        Very truly yours,

                                        INTERLINQ Software Corporation

                                        [SIG]

                                        Jiri M. Nechleba
                                        Chairman of the Board, President and
                                        Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 5, 1997, AT KIRKLAND, WASHINGTON
_______________________________________________________________________________

TO THE SHAREHOLDERS OF INTERLINQ SOFTWARE CORPORATION:

       Notice is hereby given that the Annual Meeting of Shareholders of INTERLINQ Software Corporation, a Washington corporation (the "Company"), will be held in the Conference Room at the Company's headquarters, 11255 Kirkland Way, Kirkland, Washington, on November 5, 1997, at 3:00 p.m. Pacific Standard Time (the "Annual Meeting"), for the following purposes:

       (1) To elect two directors to hold office for two years or until their respective successors are elected and qualify.

        (2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Shareholders of record at the close of business on September 30, 1997 will be entitled to notice of, and to vote at, the Annual Meeting.

The Company cordially invites all shareholders to attend the Annual Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE RETURN YOUR PROXY PROMPTLY. It is important that you mark, sign, date and return the accompanying Proxy, regardless of the size of your holdings, as promptly as possible. A postage prepaid envelope (if mailed in the United States) is enclosed for your convenience. Your Proxy is revocable at your request at any time before it is voted. Any shareholder may attend the Annual Meeting and vote in person even if that shareholder has returned a proxy card.

                                        By Order of the Board of Directors


                                        [SIG]

                                        Stephen A. Yount
                                        Corporate Secretary


Kirkland, Washington
October 6, 1997

===============================================================================
                YOUR COPY OF THE COMPANY'S ANNUAL REPORT FOR THE
                  FISCAL YEAR ENDED JUNE 30, 1997 IS ENCLOSED.
===============================================================================

PROXY STATEMENT
_______________________________________________________________________________



GENERAL

The Company is furnishing this Proxy Statement and the enclosed Proxy (which are being mailed to shareholders on or about October 6, 1997) in connection with the solicitation of Proxies by the Board of Directors of INTERLINQ Software Corporation, a Washington corporation (the "Company"), for use at its Annual Meeting of Shareholders (the "Annual Meeting") to be held on November 5, 1997, at 3:00 p.m., including any adjournment thereof, at the Company's headquarters, 11255 Kirkland Way, Kirkland, Washington 98033.

RECORD DATE AND OUTSTANDING SHARES

The Company has called the Annual Meeting for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. All shareholders of the Common Stock of the Company ("Common Stock") as of the close of business on September 30, 1997, are entitled to vote at the meeting. As of that date, there were 5,297,012 shares of Common Stock outstanding.

QUORUM

A quorum for the Annual Meeting will consist of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy.

VOTING

Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. All shares represented by Proxies will be voted in accordance with shareholder directions. If the accompanying Proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted at the Annual Meeting by the proxy holder in accordance with the instructions of the shareholder. If no specific instructions are designated, the shares will be voted as recommended by the Board of Directors.

The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than as stated in the Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed Proxy gives discretionary authority to the persons named therein to vote the shares in their best judgment.

Under Washington law and the Company's Restated Articles of Incorporation and Restated Bylaws, if a quorum exists at the meeting, the two nominees for election as directors who receive the greatest number of votes cast for the election of directors by the shares present in person or represented by proxy and entitled to vote shall be elected directors. Abstentions will have no impact on the outcome of this proposal since they have not been cast in favor of any nominee. There can be no broker non-votes on this matter since brokers who hold shares for the accounts of their clients have discretionary authority to vote such shares with respect to the election of directors.

REVOCABILITY OF PROXIES

A Proxy may be revoked at any time before it is voted at the meeting. Any shareholder who attends the meeting and wishes to vote in person may revoke his or her Proxy at that time. Otherwise, to revoke a Proxy a shareholder must deliver a Proxy revocation or another duly executed Proxy bearing a later date to the Corporate Secretary of the Company at 11255 Kirkland Way, Kirkland, Washington 98033 before the Annual Meeting. Attendance at the Annual Meeting will not revoke a shareholder's Proxy unless the shareholder votes in person.

SOLICITATION OF PROXIES

The proxy accompanying this proxy statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the company, none of whom will receive any additional compensation for their services, and, in addition, the Company has retained the services of Allen Nelson & Co. to assist in the solicitation of proxies. Proxies may be solicited personally or by mail, telephone, telex, telegraph or messenger. The Company will pay Allen Nelson & Co. its reasonable and customary fees not expected to exceed $4,000, plus reimbursement of certain out-of-pocket expenses, for its services in soliciting proxies. The Company will also pay persons holding shares of the Common Stock in their names or in the names of the nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All of the costs of the solicitation of proxies will be paid by the Company.

_______________________________________________________________________________

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_______________________________________________________________________________

The following tables show the persons (including any group deemed a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company who beneficially own more than 5% of the Company's Common Stock as of August 31, 1997. They also show beneficial ownership as of August 31, 1997 for each director, for each executive officer named in the Summary Compensation Table (the "Named Executive Officers") and for all executive officers and directors as a group.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table shows the beneficial owners known to the Company who own more than 5% of the Company's Common Stock. To the Company's knowledge, each of the named persons has sole voting and investment power with respect to the shares shown.



  NAME AND ADDRESS OF               AMOUNT AND NATURE OF     PERCENT OF CLASS
   BENEFICIAL OWNER               BENEFICIAL OWNERSHIP (1)         OWNED
-------------------------------------------------------------------------------
Pioneering Management Corporation
  60 State Street                          591,500                 11.2%
  Boston, MA  02109

Persons Associated with Hambrecht
& Quist Group
  One Bush Street                          463,642 (2)              8.8%
  San Francisco, CA  94104


--------------
(1) Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and/or investment power with respect to the shares.

(2) Based on publicly available information as of August 31, 1997. Consists of 43,692 shares held by William R. Hambrecht, 156,750 shares held by Hambrecht & Quist LLC ("H&Q LLC"), and 263,200 shares beneficially owned by Hambrecht & Quist Group ("H&Q Group") as a result of its indirect ownership of Ironstone Group, Inc. ("Ironstone"). H&Q Group is the sole parent of Hambrecht & Quist California ("H&Q California"), which in turn is a member of H&Q LLC. H&Q Group and certain of its affiliates collectively own 71.2% of the common stock of Ironstone, which holds 263,200 shares of the Company's Common Stock. William R.
    Hambrecht is the Chairman of H&Q Group, H&Q California and H&Q LLC.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth as of August 31, 1997 the number of shares of Common Stock owned by each director, each of the Company's executive officers, and all directors and executive officers as a group. Each of the named persons and members of the group has sole voting and investment power with respect to the shares shown, except as stated below.



                                    AMOUNT AND NATURE OF        PERCENT OF
 NAME OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP       CLASS OWNED(1)
-------------------------------------------------------------------------------
Theodore M. Wight                        58,000 (2)                  1%
Robert W. O'Rear                         29,000 (2)                  *
Robert J. Gallagher                      24,895 (2)                  *
Jiri M. Nechleba                        100,000                      2%
Stephen A. Yount                         62,422 (3)                  1%
David A. Sperline                        58,250                      1%
Patricia R. Graham                       15,000                      *
All directors and executive
  officers as a group (7 persons)       347,567                      6%



-------------
*     Less than 1% of the outstanding shares of Common Stock.

(1) Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of August 31, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(2) Includes options to purchase 22,000 shares of Common Stock currently exercisable or exercisable within 60 days of August 31, 1997.

(3) Includes options to purchase 51,750 shares of Common Stock currently exercisable or exercisable within 60 days of August 31, 1997 and 10,672 shares held by the INTERLINQ 401(k) Plan. Mr. Yount shares voting power with respect to these shares with the Plan Trustees. Mr. Yount disclaims beneficial ownership with respect to the shares held by the INTERLINQ 401(k) Plan.

_______________________________________________________________________________

ELECTION OF DIRECTORS
(PROPOSAL 1)
_______________________________________________________________________________

The Company's Board of Directors (the "Board") consists of five directors and is divided into two classes, with each director serving for a two-year term, with approximately one-half of the directors, and all the directors in one class, standing for election each year. Two directors presently serve in Class I and two directors presently serve in Class II, with one vacancy in Class II.
This year, two Class II directors are to be elected.

Although the Board is informed that each of the two nominees is willing to serve as a director and it is not anticipated that any nominee will be unavailable for election, if for any reason either of the nominees shall become unavailable for election, the Proxy will be voted as directed by the Board.

The Board has nominated the following candidates to stand for election as Class II directors, both of whom are nominated for terms of two years, until the Company's Annual Meeting of Shareholders in 1999, and in each case until his respective successor shall be elected and qualify: Jiri M. Nechleba and Theodore M. Wight. Unless otherwise instructed, the persons named in the accompanying Proxy intend to vote shares represented by such Proxies for Mr. Nechleba and Mr. Wight.

Information as to the nominees and as to each other director whose term will continue after the Annual Meeting is given in the following section. Unless otherwise indicated, the nominees have been engaged in the same principal occupation for the past five years. Directors' ages are as of June 30, 1997.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF BOTH NOMINEES.

_______________________________________________________________________________

NOMINEES FOR ELECTION AS CLASS II DIRECTORS
TERMS EXPIRING IN 1999
_______________________________________________________________________________

_______________________________________________________________________________

JIRI M. NECHLEBA                   Mr. Nechleba has been President and Chief
                                   Executive Officer since September 11, 1995
                                   and Chairman of the Board since November 6,
                                   1995. From 1993 to 1995, he served as Senior
Director, Chairman of the Board    Vice President and General Manager of
since 1995                         SolutionWare, a division of A.C. Nielsen,
                                   a Dun & Bradstreet subsidiary, and a provider
                                   of information solutions to the consumer
Age 39                             packaged goods industry. From 1985 to 1993,
                                   Mr. Nechleba was an independent management
                                   consultant to a variety of industries.
_______________________________________________________________________________

THEODORE M. WIGHT                  Mr. Wight was elected to the Board of
                                   Directors on August 19, 1985. Since 1994,
                                   Mr. Wight has been general partner of the
                                   general partner of Pacific Northwest Partners
Director                           SBIC, L.P., a venture capital firm. Mr. Wight
since 1985                         has also served as a general partner of the
                                   general partner of Walden Investors since
                                   1983. Mr. Wight is a member of the board of
Age 54                             directors of RehabCare Corp. and Eagle
                                   Hardware & Garden, Inc.

_______________________________________________________________________________

CONTINUING CLASS I DIRECTORS
TERMS EXPIRING IN 1998
_______________________________________________________________________________
_______________________________________________________________________________

ROBERT W. O'REAR                   Since 1991, he has been President of O'Rear
                                   Cattle, Inc., a beef cattle company. From
                                   1978 through 1993, Mr. O'Rear served as the
Director                           manager of subsidiary development for
since 1994                         Microsoft Corporation.

Age 54

_______________________________________________________________________________

ROBERT J. GALLAGHER                Since 1987, Mr. Gallagher has been an
                                   executive officer with North
                                   American Mortgage Company, a California
Director                           mortgage banking company; from 1987 until
since 1994                         1992, he served as Senior Vice President and
                                   Chief Financial Officer, and thereafter has
                                   served as Executive Vice President and Chief
Age 41                             Administrative Officer.

_______________________________________________________________________________

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
_______________________________________________________________________________

During fiscal year 1997, there were seven meetings of the Company's Board of Directors. The standing committees of the Board of Directors include an Audit Committee and a Compensation Committee, but do not include a Nominating Committee. The full Board of Directors selects nominees for election as directors. All of the incumbent Directors attended at least 75% of the meetings of the Board of Directors and its committees held during the fiscal year.

The Audit Committee consists of Theodore M. Wight and Robert J. Gallagher. Four meetings of the Audit Committee were held during the last fiscal year. The Audit Committee's responsibilities include: (i) reviewing the plan, scope and results of the independent audit and reporting to the full Board whether financial information is fairly presented and whether generally accepted accounting principles are followed; (ii) monitoring the internal accounting and financial functions of the Company to assure quality of staff and proper internal controls; and (iii) investigating conflicts of interest, ethics and compliance with laws and regulations.

The Compensation Committee consists of Theodore M. Wight, Robert J. Gallagher and Robert W. O'Rear. Four meetings of the Compensation Committee were held during the last fiscal year. The Compensation Committee establishes base salaries and incentive compensation for all executive officers of the Company. The Committee also administers the INTERLINQ Software Corporation 1985 Restated Stock Option Plan (the "1985 Option Plan") and the INTERLINQ Software Corporation 1993 Stock Option Plan (the "1993 Option Plan").


_______________________________________________________________________________

DIRECTORS' FEES
_______________________________________________________________________________

The Company pays each Director $1,000 in cash compensation for attendance at Board of Director meetings, and reimburses Directors for their out-of-pocket expenses incurred for personal attendance at Board meetings.

The Company's Stock Option Plan for Non-Employee Directors (the "Directors Plan") provides for the automatic grant of options to non-employee directors up to an aggregate of 215,000 shares of Common Stock. As of June 30, 1997, 66,000 shares of Common Stock were subject to options outstanding under the Directors Plan. The Directors Plan provides for automatic grants of nonqualified stock options at an exercise price that is not less than fair market value per share on the date of grant. Each non-employee director elected or appointed other than at the Annual Meeting of Shareholders receives an initial grant of 10,000 shares upon becoming a director. Each continuing director receives an annual grant of 7,500 shares effective as of the date of the Company's Annual Meeting of Shareholders. Options granted under the Director's Plan vest six months from the date of grant. Options granted under the Directors Plan expire five years from the date of grant or, if earlier, three months after the optionee's termination of service with the Company or one year after the optionee's death or disability.

_______________________________________________________________________________

COMPENSATION OF EXECUTIVE OFFICERS
_______________________________________________________________________________

Compensation Summary.

The following table shows, for the Chief Executive Officer and other executive officers during the fiscal year ended June 30, 1997, information concerning compensation paid or accrued for services to the Company in all capacities for that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                                       ANNUAL COMPENSATION      AWARDS
                                                    ------------------------------------------------------
                                                                               SECURITIES      ALL OTHER
                                                                               UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR      SALARY ($)     BONUS ($)   OPTIONS (#)         ($)
---------------------------               ----      ----------     --------    -----------    ------------
Jiri M. Nechleba(1)                       1997         175,000       17,500        25,000            --
Chairman of the Board, President          1996         141,908          --        250,000        11,610(2)
and Chief Executive Officer
                                          ----      ----------     --------    -----------    ------------
Stephen A. Yount                          1997         119,039       12,100        15,000            --
Vice President - Finance,                 1996         108,900       12,600        12,000            --
Chief Financial Officer and Secretary     1995          81,775          --         26,000            --
                                          ----      ----------     --------    -----------    ------------
David A. Sperline                         1997         117,138       12,100        15,000            --
Vice President - Customer Service         1996          97,101       12,600        12,000            --
                                          1995          79,809          --         26,000            --
                                          ----      ----------     --------    -----------    ------------
Patricia R. Graham(3)                     1997         120,000       49,154(4)     15,000            --
Vice President - Sales and Marketing      1996          32,769          --         60,000         7,000(5)


(1) Mr. Nechleba joined the Company as President and Chief Executive Officer on September 11, 1995. He was elected as Chairman of the Board on November
    6, 1995.

(2) Represents reimbursement to Mr. Nechleba for his moving expenses associated with his relocation upon joining the company as President and Chief Executive Officer.

(3) Ms. Graham joined the Company as Vice President - Sales and Marketing on March 22, 1996.

(4) Includes commission income of $37,054 for fiscal 1997 based upon a percentage of net software license fees and other revenues.

(5) From February 26, 1996 to March 22, 1996, Ms. Graham served as a consultant to the Company. Amount represents consulting fees received during this period.

Option Grants

Shown below is certain information concerning options granted to the Company's executive officers during the fiscal year ended June 30, 1997.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                            INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------------
                                                                                          POTENTIAL
                          NUMBER OF                                                 REALIZABLE VALUE AT
                         SECURITIES      % OF TOTAL                                    ASSUMED ANNUAL
                         UNDERLYING       OPTIONS                                  RATES OF STOCK PRICE
                          OPTIONS        GRANTED TO    EXERCISE                        APPRECIATION
                          GRANTED       EMPLOYEES IN     PRICE      EXPIRATION        FOR OPTION TERM
NAME                         #           FISCAL YEAR  ($/SHARE)(1)     DATE            5%           10%
-----------------      --------------   ------------  -----------   ----------     --------      --------

Jiri M. Nechleba          25,000(2)         11.4%      5.84375       1/22/07      $ 91,878      $232,836

Stephen A. Yount          15,000(2)          6.8%      5.84375       1/22/07        55,127       139,701

David A. Sperline         15,000(2)          6.8%      5.84375       1/22/07        55,127       139,701

Patricia R. Graham        15,000(2)          6.8%      5.84375       1/22/07        55,127       139,701



(1) The option exercise price as determined by the Board, is equal to the fair market value of the underlying Common Stock on the date of grant.

(2) The options granted are incentive stock options that vest in yearly increments over a four-year period, becoming fully vested on January 22, 2001. Options not already exercisable generally become fully vested and exercisable upon mergers or reorganizations pursuant to the Company's 1993 Option Plan. Each option has a term of ten years.

Option Exercises and Fiscal Year-End Values.

Shown below is information with respect to the exercise of options to purchase the Company's Common Stock granted in fiscal 1997 and prior years under the 1993 Option Plan and the 1985 Option Plan to the Company's executive officers and stock options held by them as of June 30, 1997.


                AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END

                               OPTION VALUE TABLE

                                              NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                               UNEXERCISED OPTIONS HELD AT          IN-THE-MONEY OPTIONS AT
                                                     JUNE 30, 1997 (#)                 JUNE 30,1997 ($)
                                              -------------------------------   -----------------------------
                       SHARES       VALUE
                    ACQUIRED ON    REALIZED
       NAME         EXERCISE (#)    ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE(2)  UNEXERCISABLE(2)
------------------  ------------   --------    -----------   -------------   -------------   ----------------
Jiri M. Nechleba           --           --       50,000         225,000         $ 18,750         $ 75,000
Stephen A. Yount       11,500       34,000       51,250          37,250          112,781           10,969
David A. Sperline       5,000       12,500       57,750          37,250          134,719           10,969
Patricia R. Graham         --           --       15,000          60,000            8,438           25,312

(1) This amount represents the aggregate of the number of shares acquired on exercise multiplied by the difference between the closing price of the Common Stock on the Nasdaq National Market on the respective option exercise date minus the exercise price for the relevant option.

(2) This amount represents the aggregate of the number of in-the-money options multiplied by the difference between the closing price of the Common Stock on the Nasdaq National Market on June 30, 1997 ($3 7/8) and the exercise prices for the relevant options.

_______________________________________________________________________________

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS
_______________________________________________________________________________

Termination of Employment

If Mr. Nechleba is terminated within his first three years of employment for any reason other than cause, he will receive severance payments equal to one year of his base salary.

1993 Option Plan and 1985 Option Plan

The 1993 Option Plan and the 1985 Option Plan both provide that, upon the occurrence of certain transactions, including certain mergers and business combinations involving the Company, outstanding options will become fully vested and exercisable. Such options, if not exercised, will then terminate upon consummation of such transaction. In the alternative, at the discretion of the Company and the other participants in any such transaction, such options may be assumed by the acquiring or surviving entity.

Stock Option Plan for Non-Employee Directors

The Stock Option Plan for Non-Employee Directors provides that upon the occurrence of certain events, including certain mergers and business combinations involving the Company, outstanding options will become fully vested and exercisable for a period of twenty days prior to the consummation of such transaction whereupon such options, if not exercised, will terminate unless converted in a stock-for-stock exchange.

_______________________________________________________________________________

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
_______________________________________________________________________________

The Compensation Committee of the Board of Directors (the "Committee") for fiscal year 1997 consisted of three members of the Board, who are all non-employee directors of the Company. The Committee is responsible for reviewing and approving base salaries for all executive officers, the level of participation in the executive bonus program, the company-wide profit sharing plan and any changes to the design of these plans. The Committee also administers the 1993 Option Plan and 1985 Option Plan. Decisions made by the Committee relating to compensation of executive officers are reviewed by the full Board of Directors.

           Executive Compensation Policies and Performance Measures

The Company's executive compensation policies have been developed to meet the following objectives:

   o Attract and retain key executives critical to the Company's long-term success;

   o Reward key executives for their contributions to the executive team in the development and successful execution of product, marketing, sales and business strategies; and

   o Motivate key executives to make decisions and take actions which increase the value of the Common Stock over the long term.

The Committee uses a combination of cash- and equity-based programs to compensate key executives.

           Cash-Based Compensation

Base salaries for all executive officers are reviewed annually. In evaluating executive salaries, the Committee used various salary surveys of compensation paid at companies of similar size in the software industry. Additionally, salaries are based upon a review of the officer's contribution to the team in accomplishing Company short- and long-term objectives. Short-term objectives include sales growth from new and existing products and financial performance measures which include gross margin, operating margin, net income and earnings per share. Long-term objectives include the timely development of new products, enhancements to existing products, identification of new markets, development and execution of plans to address identified market opportunities, and share price appreciation. The Committee does not place any specific weighting on these individual factors in determining executive officer salary levels, but instead evaluates the overall impact of achieving these short- and long-term objectives on the return on shareholders' equity. In general, based upon the above ongoing review for each executive officer, the Committee targets its base salaries for all of its executive officers from the 70th percentile to the 85th percentile of the salary grade determined from referencing the various salary surveys for comparable positions. Because the salary surveys used are published confidentially, without listing the participants, the Company is not aware if any of the companies in the S&P Computer Software and Services Index presented in the Performance Graph with this Proxy Statement were also in the these salary surveys.

The Company provides executive officers with incentive compensation in the form of its Executive Bonus Plan. This plan was designed to ensure that a high percentage of each executive officer's total potential cash compensation is based on a quantitative evaluation of the Company's financial performance. The plan's payout formula provides for payouts on a sliding scale based upon achieving a target level of profitability before payment of executive bonuses, employee profit sharing and income taxes. No payout will be made, however, if the Company fails to achieve a minimum pre-determined level of profitability. Because profit targets were met for the fiscal year ended June 30, 1997, executive bonuses were paid.

           Equity-Based Compensation

The Company provides its executive officers with long-term incentives through its 1993 Option Plan. The primary objective of this plan is to provide an incentive for the executives to make decisions and take actions which maximize long-term shareholder value. The plan design promotes this long-term focus using vesting periods. Options currently vest in either four or five equal annual installments beginning one year from date of grant. The Compensation Committee reviews and approves all grants made under the plan. The Committee generally grants executive officers options upon hire, and additional grants are reviewed annually. The number of new grants each year for both the executive officers and the rest of the Company's employees is based primarily on relative salary levels. The Committee reviews the number of grants already awarded each executive officer before approval of additional grants.

           CHIEF EXECUTIVE OFFICER COMPENSATION

           Cash-Based Compensation

In assembling the chief executive officer's (the "CEO") compensation package, the Committee pursues the same objectives which apply for the Company's other executive officers. The committee applies a combination of qualitative and quantitative performance measures in developing the CEO's base salary. As mentioned previously in this report, these include short-term objectives of sales growth from new and existing products and financial performance measures which include gross margin, operating margin, net income and earnings per share. Long-term objectives include the timely development of new products, enhancements to existing products, identification of new markets, development and execution of plans to address identified market opportunities, and share price appreciation. The Committee does not place any specific weighting on these individual factors in determining the CEO's salary level, but instead evaluates the overall impact of achieving these short- and long-term objectives on the return on shareholders' equity.

In order to promote long-term shareholder value, the CEO's total potential compensation generally includes a relatively high proportion in the form of its Executive Bonus Plan. This plan is based on a quantitative evaluation of the Company's financial performance. The plan's payout formula provides for payouts on a sliding scale based upon achieving a target level of profitability before payment of executive bonuses, employee profit sharing and income taxes. No payout will be made, however, if the Company fails to achieve a minimum pre-determined level of profitability. Because profit targets were met for the fiscal year ended June 30, 1997, the CEO was paid a bonus.

           Equity-Based Compensation

The Company provides its CEO with long-term incentives through its 1993 Stock Option Plan. The primary objective of this plan is to provide an incentive for the CEO to make decisions and take actions which maximize long-term shareholder value. The plan design promotes this long-term focus using vesting periods. For the fiscal year 1997, the Committee granted its CEO 25,000 incentive stock option grants. The number of new grants each year for the CEO, the other executive officers, and the rest of the Company's employees is based primarily on relative salary levels. The Committee reviews the number of grants already awarded to its CEO before approval of additional grants.


COMPENSATION COMMITTEE

Robert W. O'Rear
Robert J. Gallagher
Theodore M. Wight

_______________________________________________________________________________

PERFORMANCE GRAPH
_______________________________________________________________________________

The following graph compares the cumulative total return to shareholders on the Common Stock with the cumulative total return of the Standard and Poor's 500 Stock Index ("S & P 500 Index") and the Standard and Poor's Computer Software & Services Index ("S & P Computer Software & Services Index") for the period beginning on April 27, 1993, the date of the Company's initial public offering, and ending on June 30, 1997, the end of the Company's last fiscal year.


                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                        INTERLINQ SOFTWARE CORPORATION,
                              S & P 500 INDEX AND
                    S & P COMPUTER SOFTWARE & SERVICES INDEX
                          (FISCAL YEAR ENDED JUNE 30)








Assumes $100 invested on April 27, 1993 in the Common Stock, S & P 500 Index and the S & P Computer Software & Services Index, with all dividends reinvested. Stock price performance shown above for the Common Stock is historical and not necessarily indicative of future price performance.

_______________________________________________________________________________

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
_______________________________________________________________________________


The Board of Directors has selected KPMG Peat Marwick LLP, certified public accountants, to act as independent auditor of the Company for the fiscal year ending June 30, 1998. KPMG Peat Marwick LLP has been auditor of the Company since 1985.

A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.


_______________________________________________________________________________

DEADLINE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS
_______________________________________________________________________________

Proposals by eligible shareholders of the Company that are intended to be presented to the shareholders at the Company's 1998 Annual Meeting of Shareholders must be in writing and received by the Company no later than June 5, 1998 in order that they may be included in the Proxy Statement and proxy card for that meeting.


_______________________________________________________________________________

FILING OF FORMS PURSUANT TO SECTION 16
OF THE SECURITIES EXCHANGE ACT OF 1934
_______________________________________________________________________________

As required by Securities and Exchange Commission rules under Section 16 of the Securities Exchange Act of 1934, the Company notes that none of its officers, directors, or beneficial owners of more than 10% of the outstanding shares of Common Stock filed any late reports.

_______________________________________________________________________________

OTHER MATTERS
_______________________________________________________________________________

The Company is not aware of any other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend. Copies of the Company's Annual Report to Shareholders for the fiscal year ended June 30, 1997 are being mailed to shareholders, together with this Proxy Statement, the Proxy and the Notice of Annual Meeting of Shareholders. Additional copies may be obtained from the Corporate Secretary of the Company, 11255 Kirkland Way, Kirkland, Washington 98033.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   [SIG]

                                   Stephen A. Yount
                                   Corporate Secretary

Dated:  October 6, 1997
Kirkland, Washington

                         INTERLINQ Software Corporation

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 5, 1997

The undersigned hereby appoints Patricia R. Graham and Stephen A. Yount, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all the shares of Common Stock of INTERLINQ Software Corporation held of record by the undersigned on September 30, 1997, at the Annual Meeting of Shareholders to be held November 5, 1997, or any adjournment thereof.

1. ELECTION OF DIRECTORS. Election of the following nominees to serve as directors for two-year terms or until their respective successors are elected and qualify: Jiri M. Nechleba and Theodore M. Wright.

FOR all         WITHHOLD AUTHORITY              WITHHOLD AUTHORITY for the following
Nominees        to vote for all nominees        Nominees only: (write the name of the Nominee(s) in
                                                this space)

                                                --------------------------------------------------
 [ ]                   [ ]                                         [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" IN ITEM 1.

Dated:             , 1997
      -------------                 ---------------------------
                                            (Signature)


                                    ---------------------------
                                     (Signature if held jointly)



                                    Please sign exactly as your name appears on your stock certificate. When shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships, and associations and give his or her title.


           YOUR VOTE IS IMPORTANT. PROMPT RETURN OF THIS PROXY CARD
          WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.